UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to §240.14a-12
Travelzoo
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check all boxes that apply):
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